Credit Facilities	12 Months Ended
Mar. 31, 2012
Credit Facilities [Abstract]
Credit Facilities

9. Credit Facilities

The Company has a secured revolving credit facility as amended (the “Credit Facility”), which expires on September 15, 2015. The Credit Facility provides for up to $100.0 million of borrowings and a sub-limit for loans and letters of credit to the Company’s European subsidiaries of $35.0 million. The Credit Facility provides for aggregate credit available to the Company equal to the lesser of (i) $100.0 million or (ii) the sum of specified percentages of eligible receivables and eligible inventory, as defined, plus $30.0 million. Amounts outstanding under the Credit Facility are collateralized by substantially all the assets of the Company. The Credit Facility contains covenants that, among other things, require the Company to maintain a fixed charge coverage ratio, set limits on capital expenditures and indebtedness, and restrict the incurrence of additional liens and cash dividends.

Borrowings under the Credit Facility accrue interest at the rate per annum announced from time to time by the agent of 1.25% above the prevailing applicable prime rate, or at a per annum rate equal to 2.25% above the prevailing LIBOR rate. The weighted average interest rate for the Credit Facility was 3.93% during Fiscal 2012 and 4.53% during Fiscal 2011. The Credit Facility requires an annual facility fee of $0.1 million, and an annual commitment fee of 0.35% on the unused portion of the available credit under the Credit Facility.

As of March 31, 2012, the amount of borrowings outstanding on the Credit Facility was $22.7 million, and the amount available for future borrowings was $43.9 million. The largest amount borrowed during Fiscal 2012 was $34.8 million. At March 31, 2012, there were documentary letters of credit outstanding for approximately $21.8 million and stand-by letters of credit outstanding of $11.3 million.